AGREEMENT OF LEASE


     THIS AGREEMENT OF LEASE made and entered into as of the Lease Date by and between Landlord and Tenant.


                                    SECTION 1
                             Basic Lease Provisions

     1.01 The following basic lease provisions are an integral part of this Lease and as referred to in other Sections of this Lease.

     (a) Lease Date: September __, 2000

     (b) Landlord: WSG Eatontown LP

     (c) Tenant: Harvey Electronics, Inc.

     (d) Tenant's Address: 205 Chubb Avenue Lyndhurst, NJ 07071

(or such other address as Tenant shall designate from time to time by notice to Landlord).

     (e) Demised Premises: The portion of the building in the Center which is outlined in red on the Plot Plan attached hereto as Exhibit "A." The Demised Premises contains approximately eight thousand (8,000) square feet of floor area (which floor area is determined by measuring from the exterior face of exterior walls and from the center of interior or party walls). The dimensions of the Demised Premises are approximate. The Demised Premises are located within the Center which contains approximately thirty thousand (30,000) square feet of floor area; and the Center is located on Route 36 in Eatontown, New Jersey.

     (f) Term: The period beginning on the Commencement of the Term and continuing for ten (10) years following the Rent Commencement Date (plus the partial month, if the Rent Commencement Date is other than the first (1st) day of a month).

     (g) Monthly Rental: Tenant shall pay Landlord during the Term the minimum monthly rent at the following rates:

                                     Period                                               Rate of Monthly Rent
                                     ------                                               --------------------
From the Rent  Commencement Date through the end of the 24th full calendar month               $15,833.33
thereafter.

From the 25th full calendar  month after the Rent  Commencment  Date through the               $16,000.00
end of the 60th full calendar month thereafter.

From the 61st full calendar month after the Rent  Commendement  Date through the               $18,000.00
end of the 120th full claendar month thereafter.

Option 1: From the 121st full calendar  month after the Rent  Commencement  Date               $20,250.00
through the end of the 180th full calendar month thereafter.

Option 2: From the 181st full calendar  month after the Rent  Commencement  Date               $22,781.25
through the end of the 240th full calendar month thereafter.

     (h) Security Deposit: Thirty-One Thousand Six Hundred Sixty-Six Dollars and Sixty-Six Cents ($31,666.66)

     (i) Trade Name: Harvey Electronics

     (j) Special Minimum Hours: Not less than six (6) days per week, ten (10) hours per day.

     (k) Guarantor: None. If the word "none" is inserted herein, then references to "Guarantor" in the Lease shall be disregarded.

     (l) Broker: Grubb & Ellis and Schultz. If the word "none" is inserted herein, then references to "Broker" in the Lease shall be disregarded.

     (m) Authorized Use: Tenant shall use the Premises for the retail sale of electronics.


                                    SECTION 2
                                  Defined Terms

     "Calendar Year" shall mean each calendar year wholly or partially within the Term.

     "Commencement of the Term" shall mean the date Landlord notifies Tenant that the Premises are ready for the commencement of Tenant's Work.

     "Common Area Maintenance Expenses" shall include all costs, expenses and expenditures (including capital expenses) of operating and maintaining the Common Areas and the Center in a manner deemed reasonable and appropriate by Landlord, including: all costs and expenditures incurred in repairing, lighting, cleaning, painting, striping, surfacing and resurfacing, policing and providing security services; the costs and expenditures of insurance; the costs and expenditures  of  removal  of snow,  ice,  rubbish,  and  debris;  the costs and expenditures of regulating traffic; the costs and expenditures of the replacement of paving, curbs, walkways, landscaping, drainage and lighting facilities; the costs and expenditures for legal and accounting services, and for other professional and consulting services; the costs and expenditures for Utilities; the costs and expenditures of planting, replanting, and replacing flowers and shrubbery; the costs and expenditures, including counsel and appraisal fees, incurred in connection with any appeals of any Taxes; management fees paid by Landlord; costs associated with any restrictive covenant; and an administrative fee to Landlord relative to the operation of the Common Areas equal to twelve percent (12%) of the foregoing costs.

     "Cost of Insurance on the Center" shall be the sum of all premiums payable under all policies of insurance carried by Landlord in connection with the Center or which cover any one or more of the buildings or other improvements in the Center and the costs incurred by Landlord to repair any damage by fire or other casualty to the Center, to the extent that such cost was not covered by Landlord's insurance policies by reason of deductible amounts not to exceed Five Thousand Dollars ($5,000.00). In the event that Landlord shall, at any time during the Term, insure the Center or any part thereof or any buildings or improvements therein under a "package policy" or a policy of "blanket coverage" insuring other property not in the Center in addition thereto, the amount of the premiums payable under such policy which are attributable to the Center and the buildings and improvements therein shall be determined by Landlord on an equitable basis and such amount shall be included in the Cost of Insurance on the Center for the purposes hereof.

     "Center" shall mean the entire parcel of land which is outlined in blue on Exhibit "A" hereto.

     "Common Areas" shall mean all of the automobile parking areas, driveways, and footways, landscaped areas, loading facilities and other areas and facilities in the Center which are designated as Common Areas from time to time by Landlord.

     "Effective Rate" shall mean the rate per annum which is the lesser of: (a) three hundred (300) basis points in excess of the Prime Rate of Interest announced from time to time by Citibank, N.A. or (b) the maximum rate permitted by law.

     "Environmental Statutes" shall mean all Laws concerning the protection of public safety or the environment, including, but not limited to, those relating to the generation, use, handling, treatment, storage, transportation, release, emission, disposal, remediation or presence of any material including Solid Waste, Hazardous Waste, Hazardous Substances or Hazardous Materials.

     "Governmental Authorities" shall mean all federal, state, and municipal governmental entities and all departments, commissions, boards and officers thereof.

     "Hazardous Substances," Solid Waste," "Hazardous Waste" and "Hazardous Materials" will have the meanings defined in any Environmental Statute," and shall in this Lease collectively be called "Hazardous Substances."

     "Landlord's Address for Notices" shall mean the following address, or such other address as Landlord shall designate from time to time by notice to Tenant:

                           c/o WSG Development Co.
                           1500 San Remo Avenue
                           Suite 185
                           Coral Gables, FL  33146
                           Attention:  Real Estate Manager

     "Landlord's Address for Payment" shall mean the following address, or such other address as Landlord shall designate from time to time by notice to Tenant:

                           c/o WSG Development Co.
                           7535 West 74th Avenue
                           Hialeah, FL   33014
                           Attention:  Chief Financial Officer

     "Landlord's Work" shall mean the work to be completed by Landlord as described in Section 6.01.

     "Laws" shall mean all federal, state, and municipal statutes, ordinances, regulations, orders, directives and other requirements of law or common law and of all departments, commissions, boards and officers of Governmental Authorities (as amended from time to time).

     "Lease" shall mean this Agreement of Lease.

     "Minimum Hours" shall mean the same hours and days that uses similar to the Authorized Use are conducted in the area of the Center, but in any event, no less than the Special Minimum Hours.

     "Mortgage" shall mean any mortgage, deed of trust, security deed or similar security instrument encumbering the Demised Premises.

     "Overlease" shall mean any lease pursuant to which Landlord is or becomes a lessee of the Demised Premises; and "Overlessor" shall mean the lessor under any Overlease.

     "Recorded Agreements" shall mean all agreements, covenants, easements, restrictions or other matters now of record or hereafter placed of record.

     "Rent" shall mean all Monthly Rental, additional rent and other sums payable by Tenant under this Lease.

     "Rent Commencement Date" shall mean the earlier of the following dates: (i) the date which is seventy-five (75) days after Landlord delivers to Tenant a fully executed copy of this Lease, or (ii) the date on which the Tenant shall first open the Demised Premises for business with the public.

     "Taxes" shall mean:

     (a) All levies, taxes (including payments required to be made in lieu of taxes), assessments, charges, liens, licenses and permit fees, and charges for public utilities, imposed, assessed or charged on or with respect to Landlord or the Demised Premises or the Center by any Governmental Authority or under any Law or Recorded Agreement; and

     (b) All other charges, imposts or burdens of whatsoever kind and nature, whether or not particularized by name and whether general or special, ordinary or extraordinary, foreseen or unforeseen, which at any time during the Term may be created, levied, assessed, imposed or charged upon or with respect to the Demised Premises, the Center, or any improvements made thereto, or on any part of the foregoing or any appurtenances thereto, or directly upon this Lease or the Rent, or amounts payable by any subtenant or other occupants of the Demised Premises or the Center, or upon or with respect to the leasing, operation, use or occupancy of the Demised Premises or the Center, or upon this transaction or any documents to which Tenant is a party or successor in interest, or against Landlord because of Landlord's estate or interest herein, by any Governmental Authority, or under any Law, including, among others, all special tax bills and general, special or other assessments and liens or charges made on local or general improvements or under any governmental or public power or authority whatsoever, and transit taxes, taxes based upon the receipt of Rent including gross receipts or sales taxes applicable to the receipt of Rent, and personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, furniture and other personal property used in connection with the Demised Premises and/or the Center. The term "Taxes" shall not include any net income or excess profits taxes assessed against Landlord, or any corporation capital stock and franchise taxes imposed upon Landlord; provided, however, that, if at any time prior to the expiration of the Term, any net income tax, assessment, levy or charge shall be imposed upon Landlord or the Demised Premises or the Center in lieu of, in place of, or in addition to any other tax or other charge included in the definition of Taxes set forth above, and shall be measured by or based upon net income or profits derived from real estate (as distinguished from net income or profits generally), then such new tax, assessment, levy or charge shall be included in "Taxes" to the extent that such new tax, assessment, levy or charge would be payable if the Center were the only property of Landlord subject thereto and the income and profits received by Landlord from the Center were the only income and profits of Landlord.

     "Tenant's Pro Rata Share" shall mean a fraction, the numerator of which shall be the number of square feet of floor area in the Demised Premises, and the denominator of which shall be the number of square feet of leasable floor area in all buildings in the Center.

     "Tenant's Pro Rata Share of Common Area Maintenance Expenses" for each Calendar Year shall be equal to the total amount of the Common Area Maintenance Expenses for such Calendar Year multiplied by Tenant's Pro Rata Share.

     "Tenant's Pro Rata Share of Insurance" for each Calendar Year shall be equal to the total amount of the Cost of Insurance on the Center for such Calendar Year multiplied by Tenant's Pro Rata Share.

     "Tenant's Pro Rata Share of Taxes" for each Calendar Year shall be equal to the total amount of Taxes for such Calendar Year multiplied by the Tenant's Pro Rata Share.

     "Tenant's Work" shall mean the work to be completed by Tenant as described in Sections 6.02 and 6.03.

     "Utilities" shall mean heat, sewer, water, electricity, and any other utilities provided to, or used or consumed in or on the Demised Premises.


                                    SECTION 3
                                  Grant; Terms

     3.01 Grant.

     (a) Landlord hereby leases the Demised Premises to Tenant; and Tenant hereby rents the Demised Premises from Landlord.

     (b) In addition, Tenant shall have the non-exclusive right to use the Common Areas, in common with all others designated from time to time by Landlord as being entitled to such use; subject, however, to the terms and conditions of this Lease and to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord may at any time: withdraw or add areas to the Common Areas and/or the Center; alter the Common Areas and/or the Center; construct or remove buildings or other improvements upon or from the Common Areas and/or the Center; and grant easements within the Common Areas and/or the Center (provided that at all times adequate parking facilities are available for common use, and visibility to the Demised Premises is not obstructed in a material and substantial manner).

     3.02 Term. The Term shall commence on the Commencement of the Term and shall continue for the Term. The Term shall end on the final day thereof without the requirement of notice from either party to the other.

     3.03 Term Extension Options. Provided that Tenant is not in default hereunder beyond any applicable notice and cure period at the time of exercise, that Tenant has not been in default hereunder beyond any applicable notice and cure period during the preceding twenty-four (24) months and that the original Tenant hereunder has not assigned this Lease or sublet the Demised Premises, Tenant shall have and is hereby granted two (2) separate options to extend the Term upon the terms, covenants, conditions and provisions set forth herein for two (2) periods of five (5) years each (each a "Renewal Term"); provided that at the time an option to renew is exercised, the Term shall be in effect. Such options shall be exercisable by Tenant giving written notice to Landlord of its intention to exercise the same at least nine (9) months prior to the expiration of the then current Term. Upon receipt by Landlord of such notice, provided that Tenant shall then have the right to exercise such option, the Term shall be extended in accordance with the provisions hereof, without the necessity of any further act or documentation by Landlord or Tenant. In no event shall Tenant have any right or option to extend or renew the Term beyond ten (10) years from the expiration date of the original Term set forth herein. In the event Tenant fails to exercise any such option within the time and in the manner aforesaid (regardless of whether such failure shall be a result of Tenant's not having the right to exercise such option), then this right and option shall terminate and be null and void without the necessity of any further act or documentation by Landlord or Tenant, and the Term shall terminate in accordance with the provisions set forth elsewhere herein.

     3.04 Memorandum of Lease. If requested by Landlord, Tenant agrees to execute a Memorandum of Lease. Landlord shall prepare and may record the Memorandum, whereupon Tenant shall pay all costs, fees, taxes and other expenses of executing, delivering and recording the Memorandum. Tenant agrees not to record this Lease.


                                    SECTION 4
                                      RENT

     4.01 Monthly Rental. Tenant shall pay the Monthly Rental to Landlord during the Term. Tenant shall pay to Landlord a pro rata part of the Monthly Rental for the partial month, if any, immediately following the Rent Commencement Date. The payment for the fractional month, if any, and for the first (1st) full month of the Term, shall be due and payable on the Rent Commencement Date, and the subsequent installments of Monthly Rental shall be due and payable on the first
(1st) day of each month thereafter, commencing with the first (1st) day of the first (1st) full month after the Rent Commencement Date.

     4.02  Pro  Rata  Share of  Common  Area  Maintenance  Expenses,  Taxes  and
Insurance. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord throughout the Term, as additional rent, for each Calendar Year, upon presentation by Landlord to Tenant of a bill(s) therefore: (a) Tenant's Pro Rata Share of Common Area Maintenance Expenses; (b) Tenant's Pro Rata Share of Taxes; and (c) Tenant's Pro Rata Share of Insurance.

     4.03 Installments. Landlord may elect to collect Tenant's Pro Rata Share of Common Area Maintenance Expenses, Tenant's Pro Rata Share of Taxes and/or Tenant's Pro Rata Share of Insurance (collectively, "Share") for any Calendar Year in monthly installments, in the following manner. Landlord may, at any time prior to or during a Calendar Year, submit to Tenant Landlord's reasonable estimate of the Share for such Calendar Year. Such estimate may be revised from time to time during such Calendar Year. If Landlord shall submit to Tenant such estimate, Tenant shall pay the amount of such estimate in equal monthly installments, in advance, on or before the first (1st) day of each calendar month during such Calendar Year so that the full amount of such estimate shall have been paid upon the expiration of such Calendar Year. If Landlord shall collect payments on account of the Share for any Calendar Year monthly, pursuant to this Section, then, within one hundred twenty (120) days following the expiration of such Calendar Year, Landlord shall furnish to Tenant a written statement showing the actual amount of the Share for such Calendar Year and the payments theretofore made by Tenant. If the payments made by Tenant shall exceed the Share, Tenant shall be entitled to a credit for such excess, except in the event the Term of this Lease has expired in which case Landlord shall reimburse Tenant such amount within thirty (30) days thereafter. If the Share shall exceed the payments made by Tenant, Tenant shall pay to Landlord the deficiency within ten (10) days after Landlord shall submit the aforesaid statement to Tenant.

     4.04 Payment of Rentals. All Rent shall be paid by Tenant to Landlord at Landlord's Address for Payment, without any right of notice, demand, deduction or set-off. In case of controversy, Tenant shall have the burden of proving payment of the controverted item(s) of Rent.

     4.05 Late Payments. If Tenant shall fail timely to pay to Landlord any installment of Rent on the date which is five (5) days following the date due (regardless of the provisions of Section 15.01(a), below), Tenant shall pay to Landlord either or both (at Landlord's option) of the following: (a) interest on such late payment from the due date thereof to the date of receipt of payment by Landlord at a rate per annum equal to the Effective Rate, plus (at Landlord's option) an amount equal to any late charge or fee which Landlord is required to pay to the holder of any Mortgage for any late payment by Landlord of any installment of interest and/or of principal and interest payable under such Mortgage; and (b) a late charge of Five Cents ($.05) for each dollar so overdue.

     4.06 Security Deposit. The Security Deposit, if any, shall be collateral security for the performance by Tenant of its obligations under this Lease. The Security Deposit shall be returned to Tenant after the expiration of the Term, provided Tenant shall have timely performed all of Tenant's obligations under this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent as to which Tenant is in default or on account of any sum which Landlord may expend by reason of Tenant's default. No interest shall be paid on the Security Deposit. In the event of a sale of the Demised Premises, Landlord shall have the right to transfer the Security Deposit to the purchaser; and Landlord shall thereupon be released from all liability for the return thereof; and Tenant agrees to look solely to the purchaser for the return of the Security Deposit.


                                    SECTION 5
                           Use of Premises; Occupancy

     5.01 Use of the Demised Premises. The Demised Premises shall be used for the Authorized Use and for no other purpose. In addition, Tenant agrees that the Demised Premises shall not be used: (a) for any use which is in conflict with or violates any restrictive covenant, use restriction or exclusive use provision now or hereafter granted to any other tenant or occupant of the Center and/or any adjacent property owned by Landlord (other than the Authorized Use); (b) for any public or private auction, "fire," "bankruptcy," "going out-of-business," "lost our lease" or liquidation sale, or any sale which would indicate to the public that Tenant is bankrupt, is going out-of-business or has lost its lease;
(c) in violation of any Laws or Recorded Agreements; or (d) in a manner whereby more than twenty-five percent (25%) of the Demised Premises is used for purposes other than conducting retail sales, provided such space is at the rear of the store (such as for offices or for storage). Landlord represents to the best of Landlord's knowledge, without inquiry, that Tenant's Authorized Use is permitted by applicable Laws.

     5.02 Hazardous Substances.

     (a) Compliance with Law. All operations and activity at the Demised Premises shall be conducted by Tenant in compliance with all Environmental Statutes. Tenant shall maintain all permits or approvals and shall timely submit all reports and other documents required by Environmental Statutes.

     (b) Information Transfer. Tenant shall provide to Landlord: (i) all applications and other documents submitted to any governmental agency relating to Environmental Statutes; (ii) all permits, licenses and approvals obtained under Environmental Statutes; and (iii) any correspondence, notice of violation, or other document received by Tenant relating to Environmental Statutes.

     (c) Handling of Hazardous Substances. Tenant shall not cause or allow the use, generation, handling or storage of Hazardous Substances in, on or under the Demised Premises. Should any release of Hazardous Substances occur at the Demised Premises, the Tenant shall immediately take all measures necessary to contain, remove and dispose off the Demised Premises all materials released or contaminated by the release, and remedy and mitigate all threats to public health or the environment relating to such release. When conducting any such measures and when using and handling Hazardous Substances, the Tenant shall comply with Environmental Statutes.

     (d) Tanks. Tenant shall obtain prior written approval of the Landlord for the installation of any storage tank, whether above or underground, at the Demised Premises, and will comply with all applicable laws and regulations concerning its installation, operation and closure. Upon termination of this Lease, Landlord shall have the option of requiring that Tenant, at Tenant's sole cost and expense, perform tests relating to and/or remove any tank installed by Tenant and associated contaminated material.

     (e) General Compliance. The provisions of this Section 5.02 shall not be construed as limiting in any respect the covenants and obligations of Tenant under Section 6.07 hereof.

     (f) Landlord's Entry for Inspection. Tenant agrees to permit Landlord and its authorized representatives, upon reasonable prior notice (except in the case of an emergency), to enter, inspect and assess the Demised Premises, at reasonable times, for the purpose of determining Tenant's compliance with the provisions of this Section 5.02. Such inspections and assessments may include obtaining samples and performing tests of soil, surface water, groundwater or other media.

     5.03 Continuous Occupancy. Tenant shall occupy the Demised Premises promptly upon the Commencement of the Term; and thereafter throughout the Term, Tenant shall continuously, actively and diligently use the entire Demised
Premises under the Trade Name for the Authorized Use in an efficient, businesslike and reputable manner, and with such staff of personnel and stock of merchandise as shall result in the maximum amount of sales of merchandise and services therefrom. Tenant shall conduct its business in the Demised Premises throughout the Term at least during the Minimum Hours.

     5.04 Tenant Relocation. Intentionally Deleted.

     5.05 Additional Agreements. Throughout the Term, Tenant agrees:

     (a) Not to use or operate any machinery or equipment that is harmful to the Demised Premises.

     (b) Not to do or permit, or suffer to be done or permitted, any act or thing, or permit any noise, odor, sound, vibration or disturbance whereby, or in consequence whereof, the rights of other occupants of space in the Center will be obstructed or interfered with, or other tenants in the Center will in any other way be injured or annoyed, excluding normal sounds from typical electronics provided Tenant uses reasonable efforts to install adequate buffering in the Demised Premises.


                                    SECTION 6
           Landlord's Work and Tenant's Work; Repairs and Alterations

     6.01 Landlord's Work. Tenant has examined the Demised Premises and agrees to accept possession of the Demised Premises broom clean and in their "as is" condition on the Commencement Date, and further agrees that Landlord shall have no obligation to perform any work, supply any materials, incur any expenses or make any installations in order to prepare the Demised Premises for Tenant's occupancy. The taking of possession of the Demised Premises by Tenant shall be conclusive evidence as against Tenant that at the time such possession was so taken, the Demised Premises were in good and satisfactory condition. All work performed by Landlord shall be in compliance with all applicable Laws.

     6.02  Tenant's  Work.  All  other  work  not  specifically   designated  as
Landlord's Work which is necessary to complete the Demised Premises in accordance with Tenant's Final Plans (as hereafter defined) and which is necessary for the Demised Premises to be ready to open for business with the public by the Commencement of the Term, in the manner set forth in the Lease, shall be done by Tenant at Tenant's own cost and expense. All such work as well as any remodeling pursuant to Section 6.05 of the Lease and all other work which is not specifically designated as Landlord's Work is herein collectively referred to as "Tenant's Work." Landlord acknowledges that Tenant may, subject to all applicable laws, install a 21-inch DSS Satellite dish on the roof of the Premises. Tenant shall utilize Landlord's roofing contractor for any work which may cause penetrations or perforations to the roof or for any other similar work which may nullify Landlord's roof warranty.

     6.03 Construction Procedures. The store shall be designed and installed in accordance with all requirements of Landlord's fire underwriter and the requirements of any governmental authority having jurisdiction over. The design, character and materials of the storefront and all aspects of the design and construction of the interior of the Demised Premises shall be subject to the approval of Landlord.

     (a) Construction Schedule. Tenant shall initially construct the Demised Premises in accordance with the plans and specifications attached hereto as Exhibit "B."

     (b) Construction Procedures and Requirements.  In performing Tenant's Work,
Tenant  shall  (or  cause  its   contractor   to)  comply  with  the   following
requirements:

     (i) In addition to, and not in lieu of the other policies of insurance required by this Lease, at all times between the start and completion of Tenant's Work (such period is herein referred to as "Tenant's Construction Period"), Tenant, at its own cost and expense, shall cause it's contractor to maintain in effect with a responsible insurance company, a policy of all risk builder's risk insurance in the standard form for the State where the Center is located. Said insurance shall cover the full replacement value of all work done and fixtures and equipment installed or to be installed at the Demised Premises by Tenant, without coinsurance and with a deductible clause not to exceed Ten Thousand Dollars ($10,000.00).

     (ii) In addition to, and not in lieu of the other policies of insurance required by this Lease, at all times between the start and completion of Tenant's Construction Period, tenant, at its own cost and expense, shall cause its contractor to maintain in effect with a responsible insurance company a policy of comprehensive liability insurance or (at Landlord's option) commercial general liability insurance (on an occurrence basis). Said insurance shall protect against claims for personal injury (including death) and property damage, with limits not less than Five Million Dollars ($5,000,000.00) in respect of personal injury (including bodily injury and death) and Two Million Dollars ($2,000,000.00) for property damage.

     (iii)  At  all  times  during  Tenant's   Construction   Period,   Tenant's
contractors and subcontractors shall maintain in effect worker's compensation insurance as required by the laws of the State in which the Center is located.

     (iv) Repair and/or reconstruction of all or any portion of Tenant's Work damaged or destroyed by any casualty occurring during Tenant's Construction Period shall be commenced by Tenant as soon as possible after such casualty; provided that if all or any portion of Landlord's Work is also damaged or destroyed by such casualty, Landlord shall notify Tenant when repairs or reconstruction of Landlord's Work is substantially completed and, upon receipt of such notice, Tenant shall promptly pursue such repair and/or reconstruction to completion.

     (v) Any approval or consent by Landlord of any or all of Tenant's criteria, systems, plans, specifications or drawings shall neither constitute an assumption of responsibility by Landlord for any aspect of such criteria, systems, plans, specifications or drawings including, but not limited to, their accuracy or efficiency nor obligate Landlord in any manner with respect to Tenant's Work and Tenant shall be solely responsible for any deficiency in design or construction of all portions of Tenant's Work.

     (vi) Subject to the terms of this Lease, Tenant shall obtain and pay for all necessary permits and shall pay all other fees required by public authorities or utility companies with respect to Tenant's Work.

     (vii) Tenant shall maintain the Demised Premises and the Common Areas (as defined in the Lease) adjoining the same, to the extent used by Tenant, in a clean and orderly condition during construction and may not use any space within the Center (except the Demised Premises) for storage of material of equipment.

     (viii) At any time and from time to time during the performance of Tenant's Work, Landlord, Landlord's agent, Landlord's architect and/or Landlord's general contractor may enter upon the Demised Premises and inspect the work being performed by Tenant and after ten (10) days notice to Tenant (except in the case of emergency) take such steps as are required by Tenant's approved plans or by law to assure the proper performance by Tenant of Tenant's Work in accordance with the approved plans and/or to protect the building and/or any Demised Premises adjacent to the Demised Premises. In addition, Tenant's Work shall be performed in a thoroughly first-class and workmanlike manner, shall incorporate only new or like new materials as approved by Landlord on Tenant's plans and specifications as approved by Landlord, and new materials or like-new materials at any other time during the Term and shall be in good and usable condition at the date of completion.

     (ix) Tenant's Work shall be coordinated with all work being performed or to be performed by Landlord and other occupants of the Center such that Tenant's Work will not interfere with the operation of the Center or interfere with or delay the completion of any other construction within the Center.

     (c) Construction Information. Within ten (10) days after initially opening the Demised Premises for business with the public, Tenant shall supply to Landlord the following:

     (i)  Properly  issued  permanent  occupancy   certificates  and  any  other
certificates evidencing acceptance or approval of the Demised Premises by appropriate governmental authorities.

     (ii) A set of as-built plans and specifications for Tenant's Work prepared and sealed by Tenant's architect, together with names and addresses of Tenant's electrical, plumbing, and other contractors.

     6.04 Repairs. Tenant shall, throughout the Term and at its sole cost and expense, take good care of the Demised Premises and keep them in good order, condition and repair and in compliance with all Laws and Recorded Agreements, and promptly make all repairs necessary to maintain such good order, condition, repair and compliance. The term "repairs" shall include replacements, renewals and additions. All repairs made by Tenant shall be equal to or exceed in quality and usefulness the original building and such other original improvements as may from time to time be located upon the Demised Premises. Tenant shall keep and maintain the Demised Premises in a clean and orderly condition, and free of accumulations of dirt, rubbish, snow, ice and water; and shall promptly remove from the Demised Premises and from the Center all trash which may accumulate in connection with any activity by Tenant.

     6.05 Alteration and Remodeling. Tenant shall not, without first obtaining Landlord's prior written consent, make any alterations, improvements or additions to the Demised Premises; except that Tenant may, without the prior consent of Landlord, make minor alterations and improvements to the interior of the Demised Premises. Landlord agrees not to unreasonably withhold, condition or delay its consent to interior non-structural alterations. Provided, however, that any alteration, improvement or addition made by Tenant, including both those that do and do not require Landlord's prior written consent, shall not affect or impair the structure of the building nor reduce its value, and shall not disturb or annoy the occupants of any adjoining stores; and Tenant shall give to Landlord at least thirty (30) days prior written notice of any such alteration, improvement or addition. Except as otherwise provided in this
Section 6.05, all alterations, improvements, additions, repairs and other property attached to or used in connection with the Demised Premises or any part thereof made or installed by Tenant shall immediately upon completion or installation thereof be and become part of the Demised Premises and the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord upon the expiration or earlier termination of the Term. Provided, however, that Tenant agrees that all removable trade fixtures and personal property installed by Tenant in the Demised Premises shall be removed by Tenant at the termination of the Term. Tenant agrees that it will at its own cost and expense forthwith repair any and all damage done by the removal of any fixtures, trade fixtures and personal property.

     6.06 Mechanic's Liens.

     (a) Prior to the making of any alterations or changes or the performance of any construction or work performed or authorized by Tenant which may give rise to a mechanic's lien, Tenant shall provide to Landlord in form and substance acceptable to Landlord assurance that payment for the same will be made by Tenant, and Tenant hereby completely and fully indemnifies Landlord, and agrees to defend and hold Landlord harmless from and against, any mechanic's lien or other lien or claim in connection therewith.

     (b) If any mechanic's, laborer's, or materialman's lien shall at any time be filed against the Demised Premises or any part thereof by reason of work performed by or at the direction of the Tenant, the Tenant, within fifteen (15) days after notice of the filing thereof, shall cause it to be discharged of record. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then in addition to any other right or remedy, the Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, Landlord shall be entitled, if it so elects to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by it in connection therewith, together with interest thereon at the Effective Rate, from the respective dates of the making of the payments and incurring of the costs and expenses, shall be immediately due and payable by the Tenant to Landlord.

     (c) Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific alteration, addition, improvement or repair to the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

     6.07 Compliance. Tenant shall, throughout the Term, at Tenant's sole cost and expense, promptly comply with all Laws and Recorded Agreements and the recommendations or requirements of all insurance companies, relating to the Demised Premises or the use thereof, or to the sidewalks, parking area, curbs and access ways adjoining the Demised Premises. Without limiting the generality of the foregoing, Tenant shall keep in force all licenses, consents and permits necessary for the lawful use of the Demised Premises and Tenant shall pay all personal property taxes, income taxes, license fees, and other taxes which are or may be assessed, levied or imposed upon Tenant in connection with Tenant's operation of its business upon the Demised Premises.


                                    SECTION 7
                                      Taxes

     7.01 Personal Property Taxes. Tenant shall pay all personal property taxes levied by any Governmental Authority with respect to Tenant's property located on the Demised Premises. Tenant shall pay all sales taxes levied by any Governmental Authority with respect to the Demised Premises and/or Rent payable under this Lease, and hold the Landlord harmless with respect thereto.


                                    SECTION 8
                             Indemnity and Insurance

     8.01 Indemnity and Release.

     (a) Indemnification by Tenant. Tenant agrees to indemnify, defend and save harmless Landlord from and against any and all claims by or on behalf of any party arising from the occupancy, conduct, operation or management of the Demised Premises or from any work or thing whatsoever done on the Demised Premises or any work or anything whatsoever done by Tenant, its agents, contractors or employees about the Demised Premises, or arising from any breach or default on the part of Tenant pursuant to the terms of this Lease, or under the provisions of any Law, or arising from any act, neglect or negligence of Tenant, or any of its agents, contractors, servants, employees, or licensees, or arising from any accident, injury or damage whatsoever caused to any party, occurring during the Term, in or about the Demised Premises, and from and against all costs, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon (including, without limitation, the fees of attorneys, investigators and experts); and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants at Tenant's cost and expense to resist or defend such action or proceeding or to cause it to be resisted or defended by an insurer. Tenant shall not, however, be liable for damages or injury occasioned by the negligence or willful acts of Landlord, or its agents, employees, or servants, unless such damage or injury arises from perils against which Tenant is required by this Lease to insure.

     (b) Release. Landlord, its principals, agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord, its principals, agents, employees and contractors from, all claims for loss of life, personal injury or damage to property or business sustained by Tenant or any person claiming by, through or under Tenant resulting from any fire, accident, occurrence or condition in or upon the Demised Premises or the Common Areas or any part thereof including, but not limited to, any such claims for loss of life, personal injury or damage resulting from defect, latent or otherwise, in the Demised Premises or the Common Areas, any defect in or any failure of any equipment, machinery, utilities, appliances, or apparatus in the Demised Premises or the Common Areas, falling of fixtures or other items, leakage of water, snow or ice, broken glass, or any other similar event or any act of other tenants or occupants of the Center or any act or omission (including negligent acts or omissions) of Landlord, its principals, agents, servants and employees.

     (c) Indemnification by Landlord. Landlord will defend and indemnify Tenant and save Tenant harmless from and against any and all claims, actions, damages, liability and expense (including, but not limited to, attorneys' fees and disbursements) in connection with the loss of life, personal injury or damage to property arising from, related to, or in connection with Landlord's willful or negligent acts or omissions in the Common Areas of the Center. Landlord shall not be liable for damages or injury occasioned by the negligence or willful acts of Tenant, its agents, employees or servants.

     (d) Waiver of Subrogation. Each of the parties hereto hereby releases the other and the other's partners, agents and employees, to the extent of each party's insurance coverage, from any and all liability for any loss or damage which may be inflicted upon the property of such releasing party even if such loss or damage shall be brought about by the fault or negligence of the other party, its partners, agents or employees.

     8.02 Insurance by Tenant.

     (a) Tenant shall keep in force, at Tenant's sole cost and expense, in responsible insurance companies acceptable to Landlord authorized to do business in the jurisdiction in which the Center is situate and throughout the Term and during such other times as Tenant occupies the Demised Premises or any part thereof:

     (i) Insurance (on an occurrence basis) against claims for personal injury (including death) and property damage and with broad-form contractual liability coverage, under a policy of comprehensive general liability insurance or (at Landlord's option) commercial general liability insurance, with limits not less than Two Million Dollars ($2,000,000.00) in respect of personal injury (including bodily injury and death) and Two Million Dollars ($2,000,000.00) for property damage.

     (ii)  Workers'   compensation  or  similar  insurance  affording  statutory coverage and containing statutory limits.

     (iii) Fire insurance, with such extended coverage endorsements including but not limited to, vandalism, malicious mischief, sprinkler leakage, plate and other glass coverage, and other endorsements as Landlord may from time-to-time require, covering all of Tenant's stock in trade and other improvements to the extent of at least one hundred percent (100%) of their replacement cost. The property damage insurance required hereunder shall not contain the "care, custody and control" exclusion, or Tenant shall obtain and keep in force at the times aforesaid, in addition to the other insurance required of it under this
Section 6.02(a), fire and extended coverage legal liability insurance with a minimum limit of Five Million Dollars ($5,000,000.00).

     (iv) Business interruption insurance and/or products liability insurance, if requested by Landlord, in such amount as Landlord may reasonably require or approve.

     (b) Tenant shall deposit with Landlord the policies of insurance required under this Section, or copies thereof, together with satisfactory evidence of the payment of the premium or premiums required thereunder, prior to the date Tenant first enters upon the Demised Premises (but in no event later than the Commencement of the Term). Said policies of insurance shall name as insured parties the Landlord (and, at Landlord's direction, any managing agent) and the holder of any Mortgage will endeavor to give Landlord thirty (30) days prior written notice of cancellation or expiration of said policies of insurance. At least fifteen (15) days prior to the expiration of any such policy, Tenant shall deposit with Landlord a renewal policy or copy thereof, together with satisfactory evidence of payment by Tenant of the premium or premiums required thereunder.

     8.03 Increase in Insurance Rate. Tenant will not do or keep anything in the Demised Premises which will violate the provisions of any policy of insurance or which will prevent procuring insurance in companies acceptable to Landlord. If anything done, omitted to be done or suffered to be done by Tenant shall cause the insurance rate on any insurance for the Center to be increased, then Tenant shall pay the entire amount of any increase in premiums resulting therefrom on demand and as additional rent.


                                    SECTION 9
                                     Signage

     9.01 Signs. Tenant shall, at its expense, construct all necessary signs in and upon the Demised Premises properly to conduct its marketing activities, provided that Tenant shall have submitted to Landlord plans for each such sign and further provided that Landlord shall have approved such plans. Tenant shall be solely responsible for obtaining sign permits and for ensuring that all signs conform with the requirements of all Laws and Recorded Agreements. The availability of signs and sign permits is not a condition to the obligations of Tenant under this Lease. Tenant shall, at Tenant's sole cost and expense, maintain its signs in good order, condition and repair throughout the Term. Tenant shall pay to Landlord upon demand Tenant's Pro Rata Share of the cost of constructing any pylon or monument sign at the Center. Subject to all applicable laws and recorded agreements, Tenant shall be permitted, at Tenant's sole cost and expense, to place Tenant's panel sign on Tenant's Pro Rata Share of any such pylon or monument sign.


                                   SECTION 10
                                    Utilities

     10.01 Tenant's Responsibility for Utilities Consumed. Tenant shall make application for, be responsible for, and promptly pay all charges for all Utilities consumed at the Demised Premises. Landlord represents that gas, electric, water and sewer are available at the Demised Premises.

     10.02 Utility Interruption. Landlord shall not be liable for any interruption or impairment in the supply of Utility service, nor shall any interruption or impairment constitute a breach by Landlord of the terms and conditions of this Lease nor shall any interruption or impairment constitute a ground for an abatement of Rent unless such interruption results from the gross negligence of Landlord. Tenant shall not at any time overburden or exceed the capacity of any Utility services which are supplied to the Demised Premises.

     10.03 Alternative Billing. If the authority or authorities supplying Utilities servicing the Demised Premises provide that the bills therefor be rendered to Landlord, then Tenant shall reimburse Landlord for the amount of each such bill upon request by Landlord.


                                   SECTION 11
                            Assignment and Subletting

     11.01 Assignment and Subletting.

     (a) Tenant shall not assign or encumber this Lease or sublet the Demised Premises, in whole or part, without Landlord's prior written consent (which consent may be withheld for any reason whatsoever, reasonably or unreasonably). Notwithstanding any assignment or encumbrance of this Lease or subletting of all or any portion of the Demised Premises, with or without the consent of Landlord, Tenant shall, nevertheless, remain liable to Landlord for the performance of all of Tenant's obligations under this Lease; and any assignment, encumbrance, sublease or subletting made by Tenant shall be subject to the terms, conditions and provisions of this Lease. Landlord agrees not to unreasonably withhold its approval to Tenant's assignment of this Lease or subletting the entire Demised Premises provided Tenant is not in default of the terms and provisions hereof. In determining whether to consent to Tenant's proposed assignment or subletting, the Landlord may consider all factors, which in Landlord's business judgment, are pertinent to such decision, and the parties agree that the following, without limitation, are examples of such reasonable factors:

     (i) Whether the financial strength of the proposed assignee as determined by a current financial statement, certified by an officer of the proposed assignee, shows a net worth and working capital in amounts reasonably determined by Landlord to be sufficient to assure the future performance by such assignee of its obligation under this Lease;

     (ii) The character, business reputation, and managerial skills of the assignee or subtenant;


     (iii) Whether the assignee or subtenant, in centers of comparable size to the Center, has substantial retailing experience in the sale of merchandise to be sold from the Demised Premises as determined pursuant to subclause (iv) below;

     (iv) The use of the Demised Premises by the proposed assignee or subtenant must be either identical to the use permitted by Section 5.01 of this Lease, or another use which, in Landlord's reasonable business judgment, is compatible with the then existing tenant mix at the Center, is suitable for a first-class retail shopping center and conforms to the requirements of the second sentence of Section 5.01 above;

     (v) Whether the quality of merchandise sold from the Demised Premises after the assignment or sublease will be the same as prior thereto.

     In the event a dispute should arise between Landlord and Tenant as to whether Landlord has acted reasonably in failing to give its consent to any proposed assignment or sublease, Tenant's sole remedy shall be an action for a declaratory judgment on such issue and in no event shall Landlord be liable to Tenant for any damages (direct or consequential) allegedly suffered by Tenant or any such assignee or subtenant as a result of such failure to consent.

     (b) Tenant shall notify Landlord in writing (at least thirty (30) days prior thereto) if Tenant intends to sublease all or any portion of the Demised Premises or to assign or encumber this Lease. Landlord shall have the right, at Landlord's sole option, to terminate this Lease if Landlord has received from Tenant a notice pursuant to the preceding sentence; such termination to be effective by written notice from Landlord to Tenant given within fifteen (15) days after the receipt by Landlord of Tenant's notice of Tenant's intention to sublet or assign or encumber this Lease.

     (c) The provisions of this Section 11.01 shall be equally applicable to an assignment by operation of law. The sale or transfer of stock or any other transfer of any beneficial interest in Tenant or any merger by Tenant or by any parent, subsidiary or affiliate of Tenant shall be considered for the purpose of this Lease to be an assignment hereunder.

     (d) Notwithstanding anything to the contrary set forth in this Lease, so long as Tenant is a publicly traded company (i) any further transfer or series of transfers of the common stock of Tenant shall not require the consent of Landlord, irrespective of the percentage of ownership transferred; and (ii) assignment of this Lease to a party who shall acquire all or substantially all of the assets of Tenant shall not require the consent of Landlord, provided that such assignee shall assume the Tenant's obligations under this Lease from and after the time of such assignment and Tenant shall remain liable under this Lease.

     (e) If, with or without Landlord's consent, Tenant assigns this Lease, or sublets all or any part of the Demised Premises, fifty percent (50%) of any profits derived by Tenant from the assignment or subletting shall be paid by Tenant to Landlord and Tenant shall deliver to Landlord a written agreement in which the assignee or subtenant agrees, for the benefit of Landlord, to assume, be bound by, and perform all of the obligations of Tenant under this Lease. Tenant agrees to use reasonable efforts to obtain the highest profit possible on any assignment or subletting.

     11.02 Violation. If this Lease be assigned, Landlord may collect Rent from the assignee. If the Demised Premises or any part thereof be sublet or occupied by any person other than Tenant and in the event of Tenant's uncured default, Landlord may collect Rent from such subtenant or occupant. Landlord's collection of Rent pursuant to the provisions of this Section 11.02 shall not in any event be deemed to be a waiver of any default by Tenant in having assigned this Lease or sublet all or any portion of the Demised Premises without the prior written consent of Landlord.

     11.03 Bankruptcy Assignment. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq., shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     11.04 Bankruptcy Assignment -- Payment of Consideration for Assignment. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. et seq., ninety percent (90%) of any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and promptly be paid or delivered to Landlord.


                                   SECTION 12
               Subordination, Easements and Estoppel Certificates

     12.01 Subordination.


     (a) This Lease shall be subject and subordinate at all times to the lien of any Mortgages and/or other encumbrances now or hereafter placed upon the Demised Premises and/or the Center without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Tenant agrees, at the election of the holder of any such Mortgage or other encumbrance, to attorn to such holder. Tenant further agrees to execute and deliver upon request such further instrument or instruments evidencing and confirming such subordination of this Lease to the lien of any such Mortgage and/or encumbrance and such further instrument or instruments of attornment as shall be designated by Landlord. The subordination referred to above shall be conditioned upon any such mortgagee, or other party holding an interest or estate affecting the Demised Premises and/or the Center to which this Lease subordinated or may hereafter be subordinated, agreeing with Tenant that in the exercise of those rights, if so long as Tenant is not in default hereunder, it will not deprive Tenant of its possession and use of the Demised Premises in accordance with the Lease.

     (b) If an Overlease exists, Tenant's possession of the Demised Premises shall be that of a subtenant and shall be subordinate to the interest of the Overlessor without the necessity of any further action on the part of Tenant to effectuate such subordination; but, notwithstanding the foregoing, if Landlord's tenancy shall terminate either by expiration, forfeiture or otherwise, then, if the Overlessor shall so request, Tenant shall attorn to the Overlessor and shall recognize the Overlessor as Tenant's landlord upon the terms and conditions of this Lease for the balance of the Term. Tenant shall execute, acknowledge and deliver, upon request, such further instruments evidencing such subordination of Tenant's interest under this Lease to the interests of the Overlessor. If and for so long as Landlord is a lessee of the Demised Premises and/or of the Center, the insurance policies required to be maintained by Tenant pursuant to the provisions of Section 8.02 above shall name the Overlessor as an insured party thereunder; and the agreements of Tenant pursuant to the provisions of
Section 8.01 above shall also be for the benefit of the Overlessor. Landlord represents that as of the date hereof, an Overlessor does not exist.

     12.02 Easements by Landlord. Landlord shall have the right to grant easements over the Center without the joinder of Tenant; and the rights of Tenant under this Lease shall be subject and subordinate thereto.

     12.03 Tenant's Certificate; Additional Documents.

     (a) Tenant agrees at any time and from time to time, within ten (10) days after Landlord's written notice, to execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying the commencement and ending dates of the Term, that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications) and the dates to which Minimum Rent have been paid in advance, if any, and stating whether or not Landlord is in default in the performance of any agreement contained in this Lease and if so, specifying each such default and such other information as Landlord shall reasonably request; and agreeing that Tenant will give to the holder (or proposed holder) of any Mortgage a copy of any notice of default it sends to Landlord and will provide to such holder a reasonable time in which to effect a cure of same. Tenant agrees that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee or any mortgagee thereof or any assignee of Landlord's interest in this Lease or of any Mortgage.


     (b) Within ten (10) days after the date of the execution of this Lease, and within ten (10) days after the date of a request by Landlord to Tenant, Tenant shall deliver to Landlord (and Tenant shall cause the Guarantor, if any, to deliver to Landlord), the following documents in connection with Tenant and in connection with the Guarantor, if any:

     (i) Financial statements for the three fiscal annual periods most recently ended prior to the date of the request, which financial statements shall either be audited by Tenant's regularly engaged certified public accountants or certified as fairly and accurately representing Tenant's condition by Tenant's President or Chief Financial Officer; be prepared in accordance with generally accepted accounting principles consistently applied; and contain a balance sheet of Tenant showing all assets and liabilities (both absolute and contingent) and a statement of Tenant's profits and loss.

     (ii) If applicable, a copy (certified as true and correct) of the partnership agreement of Tenant and/or the Guarantor reflecting the authorization of the parties executing this Lease and/or the Guaranty to execute and deliver this Lease and/or the Guaranty for and on behalf of Tenant and/or the Guarantor.

     (c) At any time during the Term, Landlord may (by notice) furnish a statement to Tenant which sets forth all payments made by Tenant to Landlord during the period specified in such notice. Within twenty (20) days after receiving such statement, Tenant shall: (a) affirm such statement in writing to Landlord; or (b) if Tenant disputes such statement, notify Landlord thereof and specify in detail the basis of such dispute (including supplying reasonable written evidence in support thereof). Such statement shall be conclusively binding upon Tenant if Tenant fails to timely affirm or dispute such statement, or if Tenant's written evidence does not support its dispute.

     12.04 Waiver of Lien on Trade Fixtures. Provided Tenant is not then in default hereunder beyond any applicable notice and cure period, Landlord shall execute a Landlord's Waiver Agreement, waiving Landlord's lien on Tenant's trade fixtures and equipment to the rights of a third party financial institution which has supplied Tenant with the funds to purchase or lease such trade fixtures and equipment. The form of such agreement shall be satisfactory to Landlord. Tenant covenants and warrants that all fixtures, equipment and personal property remaining at the Demised Premises at the expiration of the Term shall be free and clear of any security agreements, Uniform Commercial Code Financing Statements, chattel mortgages, conditional bills of sale, leases or other title retention agreements or any modifications, extensions, replacements or amendments thereto. In the event Tenant shall fail to remove any fixture, equipment or personal property subject to any title retention agreement as described above, Tenant acknowledges that Tenant shall continue to be in possession of the Demised Premises and shall be subject to the terms of Section 18 hereof.


                                   SECTION 13
                                  Condemnation

     13.01 Whole or Partial Taking. In the event the whole or any part of the Demised Premises shall be taken by any public authority under the power of eminent domain, this Lease shall terminate as of the date of the Taking.

     13.02 Sharing of Condemnation Proceedings. All compensation awarded for such taking of the fee and the leasehold shall belong to and be the property of the Landlord; provided, however, that the Landlord shall not be entitled to any portion of the award attributable to the Demised Premises made to the Tenant for the cost of Tenant's improvements or moving or removal of its stock and fixtures (provided that such award to Tenant does not reduce the compensation which would otherwise be awarded to Landlord).


                                   SECTION 14
                        Damage by Fire or Other Casualty

     14.01 Destruction of Demised Premises.

     (a) If the Demised Premises shall be damaged or destroyed by fire or other casualty, then Tenant shall promptly give notice thereof to Landlord; and, except as hereinafter otherwise provided, Landlord shall, within a reasonable time thereafter, repair or restore the Demised Premises to substantially the same condition they were in prior to the casualty. If Landlord is required to repair the Demised Premises pursuant to the provisions of this Section 14.01, its obligations shall be limited to the basic building as described herein, excluding, however, all work, alterations, fixtures, or signs installed by or for Tenant and all floor coverings, furniture, equipment and decorations; and Tenant shall, at Tenant's sole cost and expense, promptly perform all repairs and restoration to the Demised Premises not required to be done by Landlord and shall promptly reenter the Demised Premises and commence its business in all parts thereof upon its repair and restoration.

     (b) If the damage to the Demised Premises should be so extensive as to render the whole or any part thereof untenantable and unsuitable for use and occupation by Tenant, a just proportion of the Monthly Rental, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until the Demised Premises shall be repaired or restored by Landlord as aforesaid; provided, however, that the obligation of Tenant otherwise to perform under this Lease shall not be affected or abated by reason of such damage or destruction.

     (c) If during the last two (2) years of the Term the Demised Premises shall be damaged or destroyed to the extent of twenty percent (20%) or more of its insurable value and Tenant does not exercise any extension options available to it pursuant to Section 3.03 above within thirty (30) days following the date of the casualty, or if the proceeds of Landlord's insurance as the result of any damage to the Demised Premises by fire or other casualty shall be insufficient fully to pay the cost of the repair thereof, or if at any time the buildings in the Center shall be damaged or destroyed as to the extent of fifty percent (50%) or more of their insurable value, then in any such event, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after such damage or destruction. In the event of any termination of this Lease pursuant to the provisions of this Section, the termination shall become effective on the fifteenth (15th) day after the giving of the notice of termination, a just proportion of the Monthly Rental, according to the nature and extent of the injury to the Demised Premises shall be suspended or abated until the time of termination and minimum rent shall be apportioned as of the time of termination.


                                   SECTION 15
                                Events of Default

     15.01 Default by Tenant. In the event any of the following shall occur:

     (a) Tenant fails to pay any installment of Rent when due and such failure continues uncured for ten (10) days following written notice thereof from Landlord to Tenant, provided that Landlord shall not be required to give such notice and provide for such cure period more than one (1) time in any calendar year; or

     (b) Tenant is in default of any of its other obligations under this Lease and Tenant fails to commence to cure any such default within fifteen (15) days after notice of the occurrence thereof from Landlord and thereafter fails to complete the cure of such default with due diligence within thirty (30) days after notice of the occurrence thereof from Landlord; or

     (c) Tenant or Guarantor is adjudicated a bankrupt; or

     (d) Tenant or Guarantor has a receiver in equity appointed for all or substantially all of its property and such appointment is not vacated within thirty (30) days; or

     (e) Tenant or Guarantor files a voluntary petition for reorganization or arrangement; or

     (f) Tenant or Guarantor has a trustee in reorganization appointed for its property; or

     (g) Tenant or Guarantor files a voluntary petition in bankruptcy; or

     (h) Tenant or Guarantor files an answer admitting bankruptcy or agreeing to reorganization or arrangement; or

     (i) Tenant or Guarantor  makes an assignment  for the benefit of creditors;
or

     (j) Tenant permits its leasehold interest hereunder to be sold pursuant to execution;

then and in any such event, Landlord may, in addition to such other rights and remedies which are provided for by law or equity or elsewhere in this Lease:

     (A) Accelerate the whole or any part of the Rent and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the Term. Such amount if so accelerated shall, in addition to any Rent already due and payable, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance.

     (B) If permissible under applicable laws, enter the Demised Premises and without further demand or notice, subject to Landlord's Lien Waiver, proceed to sale of the goods, chattels and personal property there found and levy the Rent; and Tenant shall pay all costs and officers' commissions, including watchmen's wages and sums chargeable to Landlord, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent.

     (C) Reenter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Demised Premises, together with all other installations of Tenant. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises; and relet the Demised Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord Tenant's and their agent to collect the rents due and to become due under all subleases of the Demised Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

     (D) To terminate this Lease and the Term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Demised Premises for the remainder of said Term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.

     (E) Intentionally Deleted.

     (F) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for.

     (G) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     (H) If permitted by applicable law, Tenant expressly waives the right to delay execution on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease and any right to have the same appraised.


     (I) For the purpose of calculating the "accelerated Rent" payable under paragraph (A) of this Section and the "Rent reserved for the balance of the Term" for the purposes of paragraph (D) of this Lease (but without discounting as provided therein), the amount payable as Tenant's Pro Rata Share of Taxes, Tenant's Pro Rata Share of Insurance and Tenant's Pro Rata Share of Common Area Maintenance Expenses for the balance of the Term shall be equal to the sum of the highest amount paid or payable by Tenant in any Calendar Year for each of the foregoing items multiplied by the number of Calendar Years (including any fractional Calendar Year) remaining in the Term.

     (J) Intentionally Deleted.

     (K) In the event of any default by Tenant of any of its obligations under this Lease, Tenant shall immediately pay to Landlord, upon demand, an amount equal to all reasonable attorney's fees and court costs incurred by Landlord in enforcing its rights and remedies under this Lease, whether or not an administrative and/or judicial action is commenced by Landlord against Tenant by reason of such default.

     15.02 Default by Landlord. Landlord shall not be in default of any of its obligations in this Lease unless Landlord or the holder of any Mortgage on the Center shall have failed to commence to perform such obligation within thirty
(30) days after notice by Tenant to Landlord and to such mortgagee properly specifying wherein Landlord has failed to perform any such obligation or shall have failed to proceed thereafter with reasonable diligence to complete such performance. If Landlord shall at any time fail to promptly perform any act on its part required to be performed under the Lease, the Tenant may, after reasonable notice or demand, perform such act provided that Landlord's failure to perform such act gave rise to an emergency situation. In the event Tenant performs such act, Landlord shall reimburse Tenant, upon written request, for all reasonable expenses in connection therewith.

     15.03 Curing Tenant's Defaults. If Tenant shall be in default of any of its obligations under this Lease, Landlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity or under this Lease, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any reasonable sums paid or costs incurred by Landlord in curing such default, together with interest at the Effective Rate from the respective dates of Landlord's making of the payments and incurring of the costs, on all sums advanced by Landlord as aforesaid, which sums and costs together with interest thereon shall be deemed additional rent payable under this Lease.

     15.04 Waiver of Breach. The waiver by Landlord or Tenant of any breach of any term, covenant or conditions contained in this Lease, shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained in this Lease.

     15.05 Mitigation. Notwithstanding any of the terms and provisions herein contained to the contrary, Landlord and Tenant shall each have a duty and obligation to use reasonable good faith efforts to mitigate any and all damages that may or shall be caused or suffered by virtue of the other's default hereunder, or violation of, any of the terms and provisions of this Lease; provided, however, Landlord shall have no obligation: (i) to mitigate until such time as the receipt and possession of the Demised Premises; or (ii) to lease the Demised Premises at a rental rate less than the rent provided for in this Lease; or (iii) to lease the Demised Premised in any manner which is not in keeping with the type and caliber of tenants at the Center; or (iv) to relet the Demised Premises in preference to other vacant space therein. The burden of proof as to the reasonableness of a party's efforts shall be borne by the defaulting party and any litigation between the parties.


                                   SECTION 16
                                Inspection Rights

     16.01 Landlord's Right to Inspect. Landlord and the holder of any Mortgage, and each of their agents, shall have the right, upon reasonable prior notice (except in the event of an emergency), to enter the Demised Premises at all times to examine same and to show them to prospective purchasers or tenants, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. At any time within nine (9) months prior to the expiration of the Term, Landlord shall have the right to display on the exterior of the Demised Premises a customary "For Rent" sign.


                                   SECTION 17
                                 Quiet Enjoyment

     17.01 Landlord's Covenant of Quiet Enjoyment. Landlord covenants that upon Tenant complying with the terms, covenants and conditions of this Lease, Tenant may peaceably and quietly have, hold and enjoy the Demised Premises for the Term without hindrance or interruption by Landlord or by any other person or persons claiming under Landlord.


                                   SECTION 18
                                  Holding Over

     18.01 Rent for Holding Over Period. If Tenant shall continue to occupy the Demised Premises after the end of the Term without Landlord's written consent, then Landlord shall be entitled to recover from Tenant either damages to compensate Landlord for the losses suffered by Landlord as a result of such holding over or, at Landlord's option, compensation for such use and occupancy, at a rate per month equal to one-sixth (1/6) of the annual Rental which would have been payable had this Lease been renewed for a period of twelve (12) full calendar months following such expiration or earlier termination, on the terms and conditions in effect immediately prior thereto. Neither Landlord's demand nor Landlord's receipt of the aforesaid compensation for use and occupancy shall be deemed to provide Tenant with any right to any use, occupancy or possession of the Demised Premises either for the period for which such compensation has been demanded or paid or for any time before or after such period. The provisions of this Section 18.01 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.


                                   SECTION 19
                        Condition and Return of Premises

     19.01 Condition of Title and Demised Premises. Tenant agrees that the Demised Premises, the Common Areas and all other parts of the Center, the zoning classification of the Demised Premises and the Center, and the uses of the Demised Premises permitted by applicable Laws have been examined by Tenant; that Tenant accepts the Demised Premises and the Common Areas in the condition or state in which they now are, or any of them now is; that Tenant accepts its rights under this Lease subject to all of the foregoing; and that, except as otherwise provided herein, Landlord has made no representation, covenant or warranty, express or implied, in fact or in law, with respect thereto.

     19.02 Liability for Return of Premises. At the expiration of the Term, Tenant shall surrender the Demised Premises in the same or better condition as the Demised Premises were in upon delivery of possession to the Tenant under this Lease, loss by condemnation and casualty excepted.


                                   SECTION 20
                                     General

     20.01 Notices. Any notice provided for in this Lease shall be given by written instrument, personally delivered or sent with a nationally recognized overnight carrier (such as Federal Express), each with postage and/or delivery charges prepaid, to Landlord at Landlord's Address for Notices and to Tenant at Tenant's Address. All notices shall be deemed to have been given when deposited in the United States mail or with such overnight carrier or when personally delivered, as aforesaid. Any notice may be given on behalf of any party by its counsel.

     20.02 Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     20.03 Entire Agreement. This Lease constitutes the entire agreement between the parties with respect to the subject matter hereof and all prior negotiations are merged into this Lease. Any amendment, change or addition to this Lease shall be made only in writing and signed by both parties.

     20.04 Successors in Interest. The terms and conditions of this Lease shall be binding upon, and shall inure to the benefit of, the parties and their respective successors and assigns, subject however to the provisions of Section 11.01.

     20.05 Headings. The Section headings in this Lease are for convenience of reference only, and shall not be construed or held in any way to explain, modify, amplify or add to the interpretation, construction or meaning of this Lease.

     20.06 Applicable Law. This Lease shall be governed by the laws of the state in which the Center is located.

     20.07 Definition of Landlord. The word "Landlord" is used herein to include the Landlord and any subsequent owner of the Demised Premises as well as their respective successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this Lease as Landlord; but any Landlord, whether or not named herein, shall have no liability under this Lease after it ceases to hold title to the Demised Premises, except for obligations which may have theretofore accrued; or if it never acquires title to the Demised Premises. If Landlord is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the interest of Landlord in the Center for satisfaction of Tenant's remedies. Neither Landlord, nor any partner in Landlord, shall have any personal liability with respect to any of the provisions of this Lease. Landlord's affiliated companies, officers, directors, agents or employees shall not be liable to the Tenant for indirect, special, incidental, consequential, punitive or reliance damages arising under or in connection with this Lease or the performance of Landlord's obligations hereunder, or from any breach or partial breach of the provisions of this Lease or arising out of any act or omission of employees, servants, agents or invitees of Landlord whether based on breach of contract, breach of warranty, negligence or any other theory of liability. It is expressly understood and agreed that Landlord's liability, and the liability of any partner in Landlord, under the terms, covenants, conditions, warranties, and obligations of this Lease shall in no event exceed the loss of Landlord's interest in the Center.

     20.08 Maintenance Bond. Intentionally Deleted.

     20.09 Brokers in Connection with Lease. Each party represents and warrants to the other party that other than the Broker, if any, such party has had no dealings, negotiations or consultations with respect to the Demised Premises or this transaction with any broker or finder, and that no broker or finder called the Demised Premises to Tenant's attention for lease or took part in any dealings, negotiations or consultations with respect to the Demised Premises or this Lease. Each Party agrees to indemnify, defend and save the other party harmless from and against all costs, fees (including, without limitation, reasonable attorney's fees and court costs), expenses, liabilities and claims incurred or suffered as a result of breach of its representation and warranty set forth above. Landlord agrees to pay any brokerage fees due Schultz and Tenant agrees to pay any brokerage fees due Grubb & Ellis.

     20.10 Competition. Tenant acknowledges that Landlord's obtaining a fair and equitable rental depends upon Tenant concentrating all of its business efforts within the geographical area in which the Center is located, upon Tenant's business at the Demised Premises so as to maximize Tenant's Gross Sales, and Tenant further acknowledges that any activity by Tenant within such geographical area in operating or participating in the operating of a similar or competing business must necessarily have an adverse effect on the volume of Gross Sales by Tenant at the Demised Premises to the detriment of Landlord and will deprive Landlord of the fair rental to which the parties agreed. Accordingly, in the event that during the Term either Tenant or Tenant's management, or any person or entity controlled by Tenant or controlling Tenant, or controlled by the same person or entity or persons or entities who control Tenant, directly or indirectly owns, operates, is employed in, directs or serves any other place of business, the same, or similar to, or competitive with, Tenant's business as set forth herein, except a Bang & Olufsen retail store, within a radius of five (5) miles from the outside boundary of the Center, which distance shall be measured in a straight line without reference to road mileage, then Landlord may either
(i) cancel this Lease upon thirty (30) days prior written  notice to Tenant,  or
(ii) include the Gross Sales of any such other place of business in the Gross Sales made from the Demised Premises to determine the percentage rent due under this Lease, as fully as though such Gross Sales had actually been made from the Demised Premises.

     20.11 No Partnership. Any intention to create a partnership or joint venture relationship between Landlord and Tenant is hereby expressly disclaimed; and no relationship other than that of Landlord and Tenant is intended between the parties hereto.

     20.12 Effect of Statements Submitted by Landlord. Tenant's failure to object to any statement, invoice or billing rendered by Landlord within a period of thirty (30) days after receipt thereof shall constitute Tenant's acquiescence with respect thereto.

     20.13 Documents and Instruments. In connection with a request by Tenant for Landlord to review, prepare, execute, deliver, consent to and/or approve a document or instrument, Tenant shall pay Landlord for Landlord's reasonable costs and expenses incurred therefor.

     20.14 Counterparts. This Lease may be executed in one or more counterparts, all of which shall be deemed to be an original.

     20.15 Tenant's Signature. If Tenant consists of more than one (1) party, each such party's liability shall be joint and several.

     20.16 Restrictions. All deliveries to the Shopping Center, all trash and recyclables pick-up and use of any trash compactors are limited to the hours between 7:00 a.m. and 7:00 p.m., Monday through Saturday.

     IN WITNESS WHEREOF, this Lease Agreement is executed as of the day and year first above written.

Witness:                                    LANDLORD:

                                            WSG EATONTOWN LP

                                        By: WSG EATONTOWN L.L.C.

______________________________          By: /s/ Eric D. Sheppard
                                            --------------------
                                            Eric D. Sheppard, President

                                            TENANT:

                                            HARVEY ELECTRONICS, INC.

                                        By: /s/ Franklin C. Karp
                                            --------------------
                                      Name: Franklin C. Karp
                                     Title: President

                                    Attest: Joseph J. Calabrese
                                            -------------------
                                      Name: Joseph J. Calabrese
                                     Title: Secretary

[CORPORATE SEAL]

                                               Tenant's Acknowledgment



State of _______________   :
                                    :
County of _____________    :


         On this ______ day of _____________, 2000, before me personally appeared _______________________________________ to me known (or proved to me on the basis of satisfactory evidence) to be the [Vice] President of ___________________________, a _________________________, the within named
Tenant, and that he or she, as such, executed the foregoing instrument for the purposes therein contained.

         Witness my hand and seal the day and year aforesaid.


                                            ------------------------------------
                                                     Notary Public

[Seal]                                    My commission expires: _____________

                                   EXHIBIT "A"

                                   [Plot Plan]

      [Center is outlined in Blue and Demised Premises are outlined in Red]

                                   EXHIBIT "B"

                           [Plans and Specifications]

                                   (attached)